Exhibit 10.1

EXECUTIVE EMPLOYMENT AGREEMENT

AMENDMENT NO. 1

This Amendment No. 1 to Executive Employment Agreement (this “Amendment”) is entered into as of July 1, 2018 by and between James A. McLaughlin (the “Executive”) and Link Media Holdings, LLC, a Delaware limited liability company (the “Company”).

The Company and the Executive are parties to an Executive Employment Agreement dated March 3, 2017 (the “Agreement”).

Now, therefore, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendment to Section 3 of the Agreement. The Company and the Executive agree that the Agreement is hereby amended by deleting the first sentence of Section 3, and inserting the following in its place:

“Company shall pay Executive an annual base salary equal to Three Hundred Thousand and No/100 Dollars ($300,000) (the “Base Salary”).”

2.     No Other Amendment. Except as expressly amended hereby, the Agreement shall remain unamended and in full force and effect. This Amendment is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and shall not be deemed to be a waiver of, amendment of, or consent to or modification of any other term or provision of the Agreement.

3.     Governing Law. This Amendment, the performance of this Amendment and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to the conflict or choice of law provisions and principles thereof.

4.     Counterparts. This Amendment may be executed in any number of counterparts including facsimile or PDF counterpart signature pages, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this Amendment as of the date first written above.

LINK MEDIA HOLDINGS, LLC By: BOSTON OMAHA CORPORATION, its Managing Member

By:	/s/ Adam K. Peterson
Name: Adam K. Peterson
Title: Co-Chief Executive Officer

EXECUTIVE

/s/ James A. McLaughlin
James A. McLaughlin